THE ALGER PORTFOLIOS

Alger Mid Cap Growth Portfolio

Class S Shares

Supplement dated January 11, 2017 to the

Prospectus dated May 1, 2016

As Supplemented to Date

The following replaces the last sentence in the second paragraph under the heading “Principal Investment Strategy” on page 11 of the Prospectus:

“At December 31, 2016, the market capitalization of the companies in these indexes ranged from $394.9 million to $56.9 billion.”

The following replaces the chart under the heading “Management” on page 14 of the Prospectus:

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio

Fred Alger Management, Inc.	Ankur Crawford, Ph.D. Senior Vice President, Senior Analyst and Portfolio Manager Since November 2010

Alex Goldman Senior Vice President, Senior Analyst and Portfolio Manager Since February 2013

Teresa McRoberts Senior Vice President, Senior Analyst and Portfolio Manager Since February 2015

Christopher R. Walsh, CFA Senior Vice President, Senior Analyst and Portfolio Manager Since February 2013

The following replaces the entry for Alger Mid Cap Growth Portfolio in the chart under the heading “Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments” on page 20 of the Prospectus:

Alger Mid Cap Growth Portfolio	Portfolio Managers:	Since:

	Ankur Crawford, Ph.D. Alex Goldman Teresa McRoberts Christopher R. Walsh, CFA	November 2010 February 2013 Since February 2015 February 2013

In addition, the description regarding Michael Melnyk is deleted from the descriptions of portfolio managers on page 21 of the Prospectus.

S- APPS 11117